Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

         Exhibit 10.1

AMENDMENT NO. 1 TO SPONSORED RESEARCH AGREEMENT

This Amendment No. 1 to the Sponsored Research Agreement (“Amendment”) by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), with offices located at Penn Center for Innovation, 3600 Civic Center Blvd, 9th Floor, Philadelphia, PA 19104- 4310 (formerly 3160 Chestnut Street, Suite 200, Philadelphia, PA 19104-6283), and Cabaletta Bio, Inc., a Delaware corporation, having a place of business at 2929 Arch Street, Suite 600, Philadelphia, PA 19104 (formerly Tycho Therapeutics, Inc., a Delaware corporation, having a place of business at 501 Northwick Lane, Villanova, PA 19085)(“Sponsor”) is effective as of April 27, 2021 (“Amendment Effective Date”). Penn and Sponsor may be referred to herein as a “Party” or, collectively, as “Parties”.

RECITALS:

WHEREAS, the Parties entered into a Sponsored Research Agreement dated April 23, 2018 (“Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement; and

WHEREAS, the Parties now desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

1.

Reimbursement. Sponsor has paid the full budget under the Agreement totaling [***] in accordance with the payment schedule set forth in the Agreement. [***]. The Parties are entering into this Amendment to extend the term of the Agreement to allow them to engage in discussions directed toward utilization of such surplus funding to support additional research to be conducted by Penn.

2.	Term.To accommodate the discussions referenced in Section 1 of this Amendment,

Section 7.1 of the Agreement is hereby deleted and replaced with the following:

7.1. Term. The initial term of this Agreement shall begin on the Effective Date of this Agreement (April 23, 2018) and shall end on [***] unless terminated sooner pursuant to Sections 2.2 or 7.2 hereof. This Agreement may be extended or renewed only by mutual written agreement executed by duly authorized representatives of the Parties.

3.	Notes. The notice addresses for the Parties set forth in Section 9.12 are hereby deleted and replaced with the following:

For Penn

[***]

With a copy to:

[***]

And a copy to the Principal Investigator:

[***]

For Sponsor:With a copy to:

    [***]

    [***]

4.

Entire Agreement of the Parties; Amendments. The Agreement, including any Exhibits, as amended by this Amendment constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of the Agreement as amended and/or this Amendment shall be valid or effective unless made in a writing referencing the Agreement and/or this Amendment and signed by a duly authorized officer of each Party.

5.

Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A portable document format (PDF) or electronic copy of this Amendment, including the signature pages, will be deemed an original.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this Amendment as of the date first written above.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By: /s/ Christine S. Baxter

Name: Christine S. Baxter

Title: Sr Assoc. Dir., Corp. Contracts

CABALETTA BIO, INC.

By: /s/ Anup Marda

Name: Anup Marda

Title: Chief Financial Officer